POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JERRY R. JUNKINS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of up to 4,000,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Employees Universal Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 14th day of July, 1994.



                                               JAMES R. ADAMS
                                               -------------------------
                                               James R. Adams

                             POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JERRY R. JUNKINS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of up to 4,000,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Employees Universal Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 11th day of July, 1994.



                                               JAMES B. BUSEY IV
                                               -------------------------
                                               James B. Busey IV

                             POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JERRY R. JUNKINS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of up to 4,000,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Employees Universal Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 11th day of July, 1994.



                                               GERALD W. FRONTERHOUSE
                                               -------------------------
                                               Gerald W. Fronterhouse

                             POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of up to 4,000,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Employees Universal Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 12th day of July, 1994.



                                               JERRY R. JUNKINS
                                               -------------------------
                                               Jerry R. Junkins

                             POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JERRY R. JUNKINS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of up to 4,000,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Employees Universal Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 14th day of July, 1994.



                                               WILLIAM S. LEE
                                               -------------------------
                                               William S. Lee

                             POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JERRY R. JUNKINS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of up to 4,000,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Employees Universal Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 12th day of July, 1994.



                                               WILLIAM B. MITCHELL
                                               -------------------------
                                               William B. Mitchell

                             POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JERRY R. JUNKINS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of up to 4,000,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Employees Universal Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 12th day of July, 1994.



                                               DAVID M. RODERICK
                                               -------------------------
                                               David M. Roderick

                             POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JERRY R. JUNKINS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of up to 4,000,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Employees Universal Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 11th day of July, 1994.



                                               GLORIA M. SHATTO
                                               -------------------------
                                               Gloria M. Shatto

                             POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JERRY R. JUNKINS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of up to 4,000,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Employees Universal Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 12th day of July, 1994.



                                               WILLIAM P. WEBER
                                               -------------------------
                                               William P. Weber

                             POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JERRY R. JUNKINS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of up to 4,000,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Employees Universal Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 14th day of July, 1994.



                                               CLAYTON K. YEUTTER
                                               -------------------------
                                               Clayton K. Yeutter

                             POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JERRY R. JUNKINS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of up to 4,000,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Employees Universal Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 12th day of July, 1994.



                                               MARVIN M. LANE, JR.
                                               -------------------------
                                               Marvin M. Lane, Jr.

                             POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JERRY R. JUNKINS and RICHARD J. AGNICH, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of up to 4,000,000 shares of common stock of Texas Instruments Incorporated and an indeterminate amount of related interests in the TI Employees Universal Profit Sharing Plan, and any or all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 9th day of July, 1994.



                                               WILLIAM A. AYLESWORTH
                                               -------------------------
                                               William A. Aylesworth